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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K-A




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported) January 2, 1997



                           RFS HOTEL INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


            Tennessee                           0-22164                    62-1534743
   (State or other jurisdiction          (Commission File No.)           I.R.S. Employer
        of incorporation)                                              (Identification No.)

                                (901) 767-7005
             (Registrant's telephone number, including area code)

                            850 Ridge Lake Boulevard
                                   Suite 220
                            Memphis, Tennessee 38120
                    (Address of principal executive offices)


         (former name or former address, if changed since last report)


                            889 Ridge Lake Boulevard
                                   Suite 100
                            Memphis, Tennessee 38120

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This Form 8-K/A replaces the Company's Form 8-K/A filed on February 14, 1997.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On January 2, 1997, RFS Partnership, L.P., a Tennessee limited partnership (the "Partnership") of which RFS Hotel Investors, Inc., a Tennessee corporation (the "Registrant") serves as general partner, consummated the acquisition of four hotel properties in California, three Sheraton Four Points hotels and one Sheraton hotel (the "Hotels") as follows: (1) a 174 room Sheraton Four Points hotel in Sunnyvale, California (the "Sunnyvale Hotel"),
(2) a 197 room Sheraton Four Points hotel in Bakersfield, California
(the "Bakersfield Hotel"), (3) a 214 room Sheraton Four Points hotel in Pleasanton, California (the "Pleasanton Hotel") and (4) a 229 room Sheraton hotel in San Jose, California (the "San Jose Hotel"). The four Hotels were acquired from a group of affiliated sellers. The Sunnyvale Hotel was purchased from Gus Enterprises-VIII, a California general partnership; the Bakersfield Hotel was purchased from Gus Enterprises-X, a California limited partnership; the Pleasanton Hotel was purchased from Gus Enterprises-XI, a California limited partnership, and the San Jose Hotel was purchased from Gus Enterprises-XII, a California limited partnership in negotiated transactions (Gus Enterprises-VIII, Gus Enterprises-X, Gus Enterprises-XI and Gus Enterprises-XIII are hereafter referred to as the "Selling Partnerships"). The Selling Partnerships are unrelated to the Registrant. The Hotels were acquired by the Partnership for an aggregate of 2,244,934 units of limited partnership interest in the Partnership ("Units") and $52,019,821 in cash, which sum includes closing costs, and of which $50,000,000 was obtained from the proceeds of the Partnership's line of credit with Boatmen's Bank of Tennessee. The Hotels will continue to be operated as hotel properties.

         The 2,244,934 Units issued in connection with the acquisition of the Hotels have redemption rights which enable the holders to redeem their Units in exchange for shares of Common Stock of the Registrant on the one-for-one basis or, at the election of the Registrant, for cash. Generally, the redemption rights for the Units issued in connection with the Hotels may not be exercised until July 1997. Annual distributions are payable on the Units generally equal to the distributions on shares of Common Stock.

         The Partnership has leased the Hotels to RFS, Inc., a wholly owned subsidiary of Doubletree Corporation (the "Lessee") pursuant to percentage leases which provide for rent equal to the greater of (i) fixed base rent or
(ii) percentage rent based on room revenues of the hotels. The percentage leases for the Hotels have terms of fifteen years. The Lessee sub-leases the restaurant at each of the Hotels (the "Restaurants") to non-affiliated third-parties pursuant to subleases which provide for the payment of base rents and additional rent based on a percentage of the Restaurants' revenues exceeding defined thesholds. The Lessee pays rent for the Restaurants to the Partnership based upon 90% of the rent received by the Lessee under the subleases, subject to a minimum.

         The rent for each of the Hotels is as follows:

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

                                      Base Rent                  Participating Rent Formula
                                      ---------                  --------------------------
         Sunnyvale Hotel             $1,733,847            Rooms: 45.9% of first $2,585,969; 52.6%
                                                           of next $2,475,928; 65% of excess over
                                                           $5,061,897; Restaurant: minimum of $75,000;
                                                           Food and Beverage: 5%

         Bakersfield Hotel           $  675,768            Rooms: 23.5% of first $1,513,792; 45.6%
                                                           of next $1,449,385; 65% of excess over
                                                           $2,963,167; Restaurant: minimum of $90,000

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
         Pleasanton Hotel             $1,585,783           Rooms: 48.1% of first $2,407,568; 57.0%
                                                           of next $2,305,118; 65% of excess over
                                                           $4,712,686; Restaurant: minimum of $180,000;
                                                           Food and Beverage: 5%

         San Jose Hotel               $2,199,601           Room: 47% of first $3,506,412; 54.3% of
                                                           next $3,357,203; 65% of excess over
                                                           $6,863,615; Restaurant: minimum of $150,000


ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS

         (a)     Financial Statements of the Hotels

                 The audited combined balance sheet as of December 31, 1995 and the related combined statements of operations, partners' equity and cash flows for the year then ended and the unaudited combined balance sheet as of September 30, 1996 and the related unaudited combined statements of operations, partners' equity and cash flows for the nine months ended September 30, 1995 and 1996, are filed as Exhibit 99.1 to this Form 8-K-A.

         (b)     Pro Forma Financial Information

                 Unaudited pro forma financial information for RFS Hotel Investors, Inc. as of September 30, 1996 and for the year ended December 31, 1995 and for the nine months ended September 30, 1996 reflecting the acquisition of the Hotels is filed as Exhibit 99.2 to this Form 8-K-A.


         (c)     Exhibits

                 *10.1 Hotel Purchase Agreement by and between Gus Enterprises, VIII, a California general partnership, and RFS Partnership, L.P., a Tennessee limited partnership, dated December 3, 1996. The purchase agreements for the other three Hotels are substantially similar to this agreement.

                  23.1    Consent of Independent Accountants

                  99.1 Audited combined balance sheet as of December 31, 1995 and the related combined statements of operations, partners' equity and cash flows for the year then ended and the unaudited combined balance sheets as of September 30, 1996 and the related unaudited combined statements of operations, partners' equity and cash flows for the nine months ended September 30, 1995 and 1996.

                  99.2 Unaudited pro forma financial information for RFS Hotel Investors, Inc. as of September 30, 1996 and for the year ended December 31, 1995 and the nine months ended September 30, 1996.

                     *    Previously filed.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RFS HOTEL INVESTORS, INC.


 February 14, 1997                     /s/ Michael J. Pascal
--------------------                 -----------------------------
Date                                 Michael J. Pascal
                                     Secretary and Treasurer
                                     (Principal Financial Officer)





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                                 EXHIBIT INDEX


*10.1 Hotel Purchase Agreement by and between Gus Enterprises, VIII, a California general partnership, and RFS Partnership, L.P., a Tennessee limited partnership, dated December 3, 1996. The purchase agreements for the other three Hotels are substantially similar to this agreement.

 23.1    Consent of Independent Accountants.

 99.1 Audited combined balance sheets as of December 31, 1995 and the related combined statements of operations, partners' equity and cash flows for the year then ended and the unaudited combined balance sheet as of September 30, 1996 and the related unaudited combined statements of operations, partners' equity and cash flows for the nine months ended September 30, 1995 and 1996.

 99.2    Unaudited pro forma financial information for RFS Hotel
         Investors, Inc. as of September 30, 1996 and for the year ended December 31, 1995 and the nine months ended September 30, 1996.

     *   Previously filed.










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